                                                                  EXHIBIT (c)(4)
                                                                  --------------


                          APPRAISAL OF REAL PROPERTY

                       SUNBURST HOSPITALITY CORPORATION
                                 36 Properties



                              IN A SUMMARY REPORT



                            As of October 30, 2000



                                 Prepared For:

                           The Chase Manhattan Bank
                         380 Madison Avenue, 9th Floor
                         New York, New York 10017-2591



                                 Prepared By:

                               HVS International
                   Division of H&R Valuation Services, Inc.
                                 2229 Broadway
                            Boulder, Colorado 80302



                               October 30, 2000

Mr. Peter C. Lilienfield
Vice President
The Chase Manhattan Bank
380 Madison Avenue, 9th Floor
New York, New York  10017

Re:  SUNBURST HOSPITALITY CORPORATION
     36 Properties

Dear Mr. Lilienfield:

     In fulfillment of our agreement as outlined in the Letter of Engagement, HVS International has undertaken an appraisal of each of the 36 hotel properties in the above captioned portfolio; the chart at the end of this document provides details regarding each property, parameters used in the appraisal, and the final value conclusion(s). This document acts as a summary of the process and conclusions reached in this assignment. Individual Complete, Self Contained appraisals were prepared on each property, inclusive of a description of the property and the market in which it is located. Comparable data is presented and analyzed, leading to a conclusion of the market value of the appropriate fee simple, leased fee or leasehold interest.

     Each property has been appraised under its highest and best use, with consideration given to the property both as vacant and as improved. Consideration was given to typical generators of hotel income and expenses, as well as third party tenants, ground leases, and other sources of revenues and costs. The value conclusions recognize the contributory value of the furniture, fixtures and equipment at each property; an allocation for this element is presented in each appraisal. While the value conclusions do not recognize any existing financing, both excess land and excess development potential, if any, have been taken into account in the final value conclusion.

     The properties contained in this portfolio were individually inspected between September 27, 2000 and October 10, 2000 by the offices of HVS International. The "as is" date of value for each property is October 1, 2000.

USPAP/FIRREA Compliance
-----------------------

     This is a Complete Appraisal in a Summary Report which is intended to comply with the reporting requirements set forth under Standards Rule 2-2(b) of the Uniform Standards of Professional Appraisal Practice for an Appraisal Report as well as our interpretation of your institution's guidelines and in compliance with the Financial Institutions Reform, Recovery and Enforcement Act (FIRREA) 1989 as amended. As such, it presents a brief discussion of the data, reasoning, and analyses that were used in the appraisal process to develop the appraisers' opinions of value. Supporting documentation concerning the data, reasoning, and analyses is retained in the appraisers' files. The depth of discussion contained in this report is specific to the needs of the client and for the intended use stated below. The appraiser is not responsible for unauthorized use of this report.

     We are issuing this Summary Report in advance of our individual Complete Self Contained reports which will be prepared on each asset and forwarded to you shortly.

Portfolio Description
---------------------

     The HVS International portfolio included 36 hotels; of these, 9 were full-service hotels, 21 were limited-service, and 6 were extended-stay. Except for one leasehold interest, the interest appraised for the remaining 35 hotels was fee simple. The following table illustrates the distribution further by Choice brand name.

--------------------------------------------------------------------------------------------------------------------------
Brand Name Distribution
                                                                                                      Guestrooms
                                                    Full-        Limited-      Extended-   -------------------------------
Brand Name                        # of Hotels      Service      Service         Stay          Total Units      % of Total
--------------------------------------------------------------------------------------------------------------------------
Clarion Hotels                         4             4             0             0                753             15%
Quality Inns, Hotels, & Suites         8             4             4             0              1,537             30%
Comfort Inns & Suites                 13             1            12             0              1,713             33%
Sleep Inns                             5             0             5             0                556             11%
MainStay Suites                        6             0             0             6                572             11%
--------------------------------------------------------------------------------------------------------------------------
Totals                                36             9            21             6              5,131
--------------------------------------------------------------------------------------------------------------------------

     These hotels were constructed between 1962 and 1999; 14 of the hotels were constructed in the 1990s, 10 were constructed in the 1980s, 9 were constructed in the 1970s, and the remaining three were built in 1962, 1952, and 1926. The average opening year for the portfolio is 1984. The portfolio spanned 18 states, as illustrated in the following map.

                              [MAP APPEARS HERE]

     6 were located in Virginia, 4 in Florida, 4 in Missouri, 3 in Colorado, 3 in Massachusetts, 2 in Maryland, 2 in Ohio, 2 in Texas, and 1 hotel in each of the following states: California, Kentucky, New

Mexico, Pennsylvania, Utah, Alabama, Maine, Michigan, New York, and Rhode Island. Four of the hotels were concentrated in the Washington DC metro area (2 from Virginia and 2 from Maryland).

     This portfolio included five pairs of hotels that were located adjacent to one another, on a shared site. In these cases, each hotel was separable and was valued as such. The 36-hotel portfolio is part of a larger, 73-hotel portfolio of properties operated by ownership.

Definitions of Value, Interest Appraised, and Other Pertinent Terms
-------------------------------------------------------------------

     The following definition of Market Value has been taken from the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     1.   Buyer and seller are typically motivated;

     2. Both parties are well informed or well advised, and acting in what they consider their own best interests;

     3.   A reasonable time is allowed for exposure in the open market;

     4. Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     5. The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

     Exposure Time

     Under item 3 of the definition of Market Value, the value estimate presumes that "A reasonable time is allowed for exposure in the open market". Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

     Marketing Time

     Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal. Marketing time is subsequent to the effective date of the appraisal and exposure time is presumed to precede the effective date of the appraisal. The estimate of marketing time uses some of the same data analyzed in the process of estimating reasonable exposure time and it is not intended to be a prediction of a date of sale.

     Estimates of exposure and marketing time will be presented in each complete self-contained report.

     The following definitions of pertinent terms are taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by the Appraisal Institute as well as the Urban Land Institute, Dollars and Cents of Shopping Centers - 1995.

     Gross Leasable Area (GLA)

     The total floor area designed for tenants' occupancy and exclusive use, including any basements, mezzanines, or upper floors, expressed in square feet and measured from the centerline of joint partitions and from outside wall faces.

     Fee Simple Estate

     Absolute ownership unencumbered by any other interest or estate, subject to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat.

     Leased Fee Estate

     An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

     Leasehold Estate

     The interest held by the lessee (the tenant or renter) through a lease conveying the rights of use and occupancy for a stated term under certain conditions.

     Market Value As Is

     The value of specific ownership rights to an identified parcel of real estate as of the effective date of the appraisal; relates to what physically exists and is legally permissible and excludes all assumptions concerning hypothetical market conditions or possible rezoning.

     Market Rent

     The rental income that a property would most probably command on the open market, indicated by the current rents paid and asked for comparable space as of the date of appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

Purpose and Intended Use of the Appraisal
-----------------------------------------

     The purpose of this appraisal is to estimate the market value of the respective fee simple, leasehold or leased fee estate in each Sunburst Hospitality Corporation property in the portfolio. The function of this appraisal is for financing purposes.

Extent of the Appraisal Process
-------------------------------

     In the process of preparing each appraisal, we:

     . Inspected the building, site improvements, and market in which each property is located.

     . Interviewed representatives of ownership and/or the property management company, where applicable.

     . Reviewed operating history at each property, including occupancy levels and average daily rates (ADR), as well as a detailed budget of income and expense forecasts.

     . Conducted market research to identify existing competitive properties and proposed additions to the supply of hotel rooms in the market place.

     . Analyzed demand for hotel rooms and estimated future demand growth trends by market segments to derive potential room night demand.

     . Forecasted occupancy patterns based on market segmentation and penetration analysis. A prospective stabilized level of occupancy was projected for those properties not currently considered to be stabilized.

     . Forecasted ADR and subsequent increases based on historic performance, changes in market supply and demand, and potential property specific physical and marketing changes. A prospective stabilized ADR was projected for those properties not currently considered to be stabilized.

     . Reviewed third party leases for tenants occupying portions of the improvements, as well as ground leases.

     . Identified recent sales of similar properties to ascertain sales price per room, effective gross revenue multipliers and capitalization rates.

     . Developed a range of value estimates of the property through direct sales comparison.

     . Based on occupancy and ADR projections, estimated revenues from rooms as well as other associated departments (food and beverage, telephone, other).

     . Prepared a forecast of income and expenses in keeping with the Uniform System of Accounts for Hotels in connection with an estimate of stabilized net income for a discounted cash flow analysis over a 10-year holding period. Revenue from third party leases and the expense attributed to ground leases, if any, were considered in each property's projected cash flows.

     . Converted the projected cash flows into an indicator of value utilizing capitalization and discount rates derived from industry surveys, comparable transactions and an analysis of debt and equity parameters.

     . Reconciled the value indications from the Sales Comparison and Income Approaches and concluded to a final value estimate for the property. An allocation was subsequently made for FFE, and real estate components.

     .    Estimated insurable value for each property.

     . For this assignment, Complete appraisals of the subject properties have been performed with the results being conveyed in individual Self-Contained reports. A Complete appraisal involves an estimate of market value without any departure from the Uniform Standards of Professional Appraisal Practice maintained by the Appraisal Foundation. A Self-Contained report makes a comprehensive presentation of the data and analyses that serve as the basis of our conclusion of value for the subject property.

Valuation Methodology
---------------------

     Our valuation methodology has considered all three approaches to value. The most appropriate methodology was matched to the specific interest being appraised (i.e. fee simple, leased fee, leasehold). The charts presented at the end of this summary report provide specific details regarding the interest appraised, significant parameters used in the valuation of each property, and the final value conclusion. In each instance, the property's highest and best use was determined and formed the basis for valuation. The value of any excess land and/or excess development potential has been taken into account in the final value conclusion.

     The Cost Approach was considered for each appraisal; however, upon
         -------------
consideration, only replacement cost was estimated for each appraisal. While some of the properties were recently constructed, it was determined that the Cost Approach was not a reliable indicator of market value because it does not reflect how potential buyers consider hotel investments; these buyers rely primarily on the hotel's income potential. Elements of the Cost Approach have been used in deriving Insurable Value for each property, and in each instance the value of the property's land as if vacant was also determined based upon a ground rent analysis.

     The Sales Comparison Approach has been used to estimate the value of each
         -------------------------
property based upon recent comparable sales. A national database of transactions has been supplemented with local and regional sales of comparable properties. Sale prices per room have been analyzed and an appropriate range of unit rates selected for application to the subject. Where available, an overall capitalization rate, RevPAR, occupancy levels, and average rate levels were considered for a check against the conclusion of the Income Approach.

     The Income Approach is a method of converting the anticipated economic
         ---------------
benefits of owning property into a value estimate through capitalization. The most common methods of converting net income into value are direct capitalization and discounted cash flow analysis. The application of the appropriate Income Approach technique is determined based upon the specific appraisal situation. A discounted cash flow analysis has been prepared for each property in the portfolio.

     Historical operations at each property were reviewed along with a market segmentation analysis to derive projected occupancy and average daily rates over the projected holding period. This included consideration of existing competitors in the market, as well as anticipated new construction. Expenses were projected based upon operating histories as well as industry standards, with consideration given to existing franchise agreements; an appropriate reserve for replacement was included, and a base management fee of 3.0% of total revenues was also included. The projected income stream was capitalized into an indicator of value using a discounted cash flow analysis. In those instances where the property was not considered to be stabilized, both a current market value and a prospective stabilized value were estimated.

     In the instance of a property subject to a ground lease (where the value reflects the leasehold interest), the annual rent was recognized as an additional expense line item, with an adjustment made, as necessary, in the selected capitalization or discount rate. For leased fee properties (with third party tenants), lease revenues were reflected in the cash flows, with an adjustment made, as necessary, in the selected capitalization or discount rate.


Conclusion
----------

     The indicators of value derived via the methodologies summarized above were reconciled into a market value after weighing the strengths and weaknesses of each approach, leading to a final conclusion of value. The individual values that comprise our conclusion are presented in the summary chart shown below. These charts have been segregated by brand name to facilitate comprehension and analysis.

     It should be noted that the summation of these values should not be considered a reflection of value to a single purchaser of the defined portfolio. Furthermore, the value conclusions displayed herein are subject to HVS International's standard Assumptions and Limiting Conditions, which are attached at the end of this report.

                                        Respectfully submitted,



                                        /s/ Rodney G Clough

                                        Rodney G. Clough, CCRA
                                        Senior Vice President



                                        /s/ Greg Hartmann

                                        Greg Hartmann
                                        Managing Director



                                        /s/ Stephen Rushmore


                                        Stephen Rushmore, MAI, CRE, CHA
                                        President and Founder

                                                              CHARTS
                                                              ------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Total   Excess                  Yr.
                                                                                     Estate    Land    Land     #     Year   Last
------------------------------------------------------------------------------------------------------------------------------------
 #         Name      Brand          Address                 City         State Type  Valued  Area (SF)  (SF)  Rooms   Built   Renov.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
851  MainStay Suites  MS   9253 East Costilla Avenue   Greenwood Village   CO    ES     FS      53,900    -     100    1998      -
------------------------------------------------------------------------------------------------------------------------------------
856  MainStay Suites  MS   1650 Alliant Drive          Louisville          KY    ES     FS     109,800    -     100    1998      -
------------------------------------------------------------------------------------------------------------------------------------
853  MainStay Suites  MS   9701 N. Shannon Drive       Kansas City         MO    ES     FS     135,472    -      88    1998      -
------------------------------------------------------------------------------------------------------------------------------------
850  MainStay Suites  MS   4709 W. Plano Parkway       Plano               TX    ES     FS     116,741    -      96    1996      -
------------------------------------------------------------------------------------------------------------------------------------
854  MainStay Suites  MS   268 Metro Center Blvd.      Warwick             RI    ES     FS      89,864    -      94    1997      -
------------------------------------------------------------------------------------------------------------------------------------
867  MainStay Suites  MS   200 Jubilee Drive           Peabody             MA    ES     FS     130,680    -      94    1999      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
702  Sleep Inn        SI   9257 E. Costilla Avenue     Greenwood Village   CO    LS     FS      44,900    -     119    1999      -
------------------------------------------------------------------------------------------------------------------------------------
778  Sleep Inn        SI   15900 E. 40th Avenue        Aurora              CO    LS     FS     193,100    -     119    1997      -
------------------------------------------------------------------------------------------------------------------------------------
710  Sleep Inn        SI   7611 NW 97th Terrace        Kansas City         MO    LS     FS     152,024    -     107    1997      -
------------------------------------------------------------------------------------------------------------------------------------
782  Sleep Inn        SI   4801 W. Plano Parkway       Plano               TX    LS     FS     130,244    -     104    1994      -
------------------------------------------------------------------------------------------------------------------------------------
749  Sleep Inn        SI   2 Research Court            Rockville           MD    LS     FS     114,658    -     107    1997      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
756  Quality Inn      QI   4465 S. Century Drive       Salt Lake City      UT    LS     FS     162,043    -     131    1973   1999
-----------------------------------------------------------------------------------------------------------------------------------
718  Quality Inn      QI   8008 West Broad Street      Richmond            VA    LS     FS     129,809    -     193    1985   2000
-----------------------------------------------------------------------------------------------------------------------------------
775  Quality Inn      QI   40455 Ann Arbor Road        Plymouth            MI    LS     FS     134,165    -     123    1989   1996
------------------------------------------------------------------------------------------------------------------------------------
771  Quality Inn
     & Sts.           QIS  1809 W. Meucury Blvd.       Hampton             VA    FS     FS     337,590    -     189    1972  1994/95
------------------------------------------------------------------------------------------------------------------------------------
707  Quality Hotel    QH   1200 N. Courthouse Rd.      Arlington           VA    FS     FS     247,907    -     392    1962  1996/98
------------------------------------------------------------------------------------------------------------------------------------
728  Quality Hotel    QH   5249 W. Century Blvd.       Los Angeles         CA    FS     FS      37,350    -     278    1972   1999
------------------------------------------------------------------------------------------------------------------------------------
776  Quality Suites   QS   3 Research Court            Rockville           MD    FS     FS     266,251    -     124    1978   1997
------------------------------------------------------------------------------------------------------------------------------------
763  Quality Suites   QS   1050 E. Newport Ctr. Dr.    Deerfield Beach     FL    FS     FS     119,180    -     107    1991  1994/95
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
758  Comfort Inn      CI   2300 Yale Blvd.  SE         Albuquerque         NM    LS     FS      95,000    -     118    1985   1997
------------------------------------------------------------------------------------------------------------------------------------
715  Comfort Inn      CI   1200 Mae Street             Hummelstown         PA    LS     FS     103,000    -     125    1990  1998/99
------------------------------------------------------------------------------------------------------------------------------------
736  Comfort Inn      CI   6261 Collins Avenue         Miami Beach         FL    LS     FS     101,930    -     153    1952   1997
------------------------------------------------------------------------------------------------------------------------------------
721  Comfort Inn      CI   50 S.E. 20th Avenue         Deerfield Beach     FL    LS     FS      39,028    -      69    1975   1995
------------------------------------------------------------------------------------------------------------------------------------
757  Comfort Inn      CI   50 Dayton Street            Danvers             MA    LS     FS     228,690    -     140    1972   1997
------------------------------------------------------------------------------------------------------------------------------------
729  Comfort Inn      CI   90 Maine Mall Road          Portland            ME    LS     LH     100,180    -     127    1984  1999/00
------------------------------------------------------------------------------------------------------------------------------------
787  Comfort Inn      CI   12031 Lackland Road         St. Louis           MO    FS     FS     362,419    -     169    1971  1995/99
------------------------------------------------------------------------------------------------------------------------------------
755  Comfort Inn      CI   8315 4th Avenue             Brooklyn            NY    LS     FS      10,165    -      70    1926   1996
------------------------------------------------------------------------------------------------------------------------------------
784  Comfort Inn      CI   5345 Broadmoor Cir. NW      Canton              OH    LS     FS     207,346    -     124    1989   1997
------------------------------------------------------------------------------------------------------------------------------------
783  Comfort Inn      CI   17550 Rosbough Drive        Middleburg Hts.     OH    LS     FS     124,146    -     136    1989   1999
------------------------------------------------------------------------------------------------------------------------------------
766  Comfort Inn      CI   1587 Springhill Road        Vienna              VA    LS     FS     191,072    -     250    1982   1999
-----------------------------------------------------------------------------------------------------------------------------------
772  Comfort Suites   CS   106 Bank Road               Haverhill           MA    LS     FS     119,354    -     131    1989   1997
-----------------------------------------------------------------------------------------------------------------------------------
763  Comfort Suites   CS   1040 E. Newport Ctr. Dr.    Deerfield Beach     FL    LS     FS      79,453    -     101    1991  1994/95
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
753  Clarion Hotel     C   3333 S. Glenstone Ave.      Springfield         MO    FS     FS     358,934    -     195    1974   1996
------------------------------------------------------------------------------------------------------------------------------------
751  Clarion Hotel     C   2727 Ferndale Drive NW      Roanoke             VA    FS     FS     348,480    -     154    1980   1995
------------------------------------------------------------------------------------------------------------------------------------
785  Clarion Hotel     C   3101 Airport Blvd.          Mobile              AL    FS     FS     174,588    -     251    1978   1994
------------------------------------------------------------------------------------------------------------------------------------
773  Clarion Hotel     C   4453 Bonney Road            Virginia Beach      VA    FS     FS     228,037    -     149    1985  1994/95
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    12 mos.ending 12/99               Year 1 (proj.)           Stab.          Yrs to
------------------------------------------------------------------------------------------------------------------------------------
 #         Name                City        State   Occ     ADR     RevPAR   Occ.     ADR     RevPar   Occ.    ADR    RevPar    Stab.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
851  MainStay Suites    Greenwood Village   CO     63%   $ 54.89   $ 34.69   67%   $ 57.86   $ 38.77   71%  $ 62.47  $ 44.35    3
------------------------------------------------------------------------------------------------------------------------------------
856  MainStay Suites    Louisville          KY     69%   $ 53.77   $ 37.16   71%   $ 56.21   $ 39.91   69%  $ 61.74  $ 42.60    3
------------------------------------------------------------------------------------------------------------------------------------
853  MainStay Suites    Kansas City         MO     48%   $ 53.51   $ 25.63   50%   $ 53.76   $ 26.88   60%  $ 57.40  $ 34.44    3
------------------------------------------------------------------------------------------------------------------------------------
850  MainStay Suites    Plano               TX     70%   $ 59.87   $ 42.03   67%   $ 62.65   $ 41.98   72%  $ 65.93  $ 47.47    3
------------------------------------------------------------------------------------------------------------------------------------
854  MainStay Suites    Warwick             RI     84%   $ 74.22   $ 62.27   77%   $ 77.82   $ 59.92   81%  $ 82.51  $ 66.83    3
------------------------------------------------------------------------------------------------------------------------------------
867  MainStay Suites    Peabody             MA     81%   $ 73.98   $ 59.85   82%   $ 79.48   $ 65.17   78%  $ 86.74  $ 67.66    4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
702  Sleep Inn          Greenwood Village   CO     38%   $ 49.28   $ 18.73   46%   $ 51.35   $ 23.62   53%  $ 55.54  $ 29.44    3
------------------------------------------------------------------------------------------------------------------------------------
778  Sleep Inn          Aurora              CO     63%   $ 51.72   $ 32.79   67%   $ 55.57   $ 37.23   66%  $ 56.04  $ 36.99    2
------------------------------------------------------------------------------------------------------------------------------------
710  Sleep Inn          Kansas City         MO     50%   $ 52.95   $ 26.53   62%   $ 52.57   $ 32.59   63%  $ 53.27  $ 33.56    2
------------------------------------------------------------------------------------------------------------------------------------
782  Sleep Inn          Plano               TX     39%   $ 50.57   $ 19.57   51%   $ 50.50   $ 25.76   54%  $ 53.77  $ 29.04    3
------------------------------------------------------------------------------------------------------------------------------------
749  Sleep Inn          Rockville           MD     76%   $ 74.47   $ 56.67   78%   $ 64.34   $ 50.19   78%  $ 64.34  $ 50.19    1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
756  Quality Inn        Salt Lake City      UT     47%   $ 50.36   $ 23.62   53%   $ 50.59   $ 26.81   57%  $ 53.74  $ 30.63    4
------------------------------------------------------------------------------------------------------------------------------------
718  Quality Inn        Richmond            VA     63%   $ 57.47   $ 35.92   62%   $ 59.10   $ 36.64   63%  $ 60.81  $ 38.31    2
------------------------------------------------------------------------------------------------------------------------------------
775  Quality Inn        Plymouth            MI     76%   $ 68.39   $ 52.25   70%   $ 72.35   $ 50.65   70%  $ 75.63  $ 52.94    2
------------------------------------------------------------------------------------------------------------------------------------
771  Quality Inn & Sts  Hampton             VA     67%   $ 63.73   $ 42.38   65%   $ 68.40   $ 44.46   65%  $ 68.40  $ 44.46    1
------------------------------------------------------------------------------------------------------------------------------------
707  Quality Hotel      Arlington           VA     63%   $ 97.48   $ 60.93   68%   $ 95.36   $ 64.84   68%  $ 98.45  $ 66.95    2
------------------------------------------------------------------------------------------------------------------------------------
728  Quality Hotel      Los Angeles         CA     77%   $ 54.40   $ 41.62   75%   $ 59.35   $ 44.51   75%  $ 60.99  $ 45.74    2
------------------------------------------------------------------------------------------------------------------------------------
776  Quality Suites     Rockville           MD     76%   $ 74.47   $ 56.67   78%   $ 79.16   $ 61.74   79%  $ 81.53  $ 64.41    2
------------------------------------------------------------------------------------------------------------------------------------
763  Quality Suites     Deerfield Beach     FL     71%   $ 77.90   $ 55.08   66%   $ 74.82   $ 49.38   70%  $ 76.82  $ 53.77    3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
758  Comfort Inn        Albuquerque         NM     72%   $ 49.64   $ 35.89   73%   $ 50.38   $ 36.78   74%  $ 52.96  $ 39.19    3
------------------------------------------------------------------------------------------------------------------------------------
715  Comfort Inn        Hummelstown         PA     69%   $ 95.53   $ 65.72   69%   $ 94.09   $ 64.92   68%  $ 96.33  $ 65.50    2
------------------------------------------------------------------------------------------------------------------------------------
736  Comfort Inn        Miami Beach         FL     74%   $ 68.15   $ 50.70   78%   $ 72.41   $ 56.48   80%  $ 74.61  $ 59.69    2
------------------------------------------------------------------------------------------------------------------------------------
721  Comfort Inn        Deerfield Beach     FL     67%   $ 64.34   $ 42.98   70%   $ 67.77   $ 47.44   70%  $ 67.77  $ 47.44    1
------------------------------------------------------------------------------------------------------------------------------------
757  Comfort Inn        Danvers             MA     69%   $ 78.20   $ 54.04   73%   $ 86.99   $ 63.50   71%  $ 95.26  $ 67.63    4
------------------------------------------------------------------------------------------------------------------------------------
729  Comfort Inn        Portland            ME     78%   $ 69.18   $ 53.82   77%   $ 73.40   $ 56.52   75%  $ 77.67  $ 58.25    3
------------------------------------------------------------------------------------------------------------------------------------
787  Comfort Inn        St. Louis           MO     56%   $ 61.64   $ 34.33   60%   $ 61.94   $ 37.16   61%  $ 63.65  $ 38.83    2
------------------------------------------------------------------------------------------------------------------------------------
755  Comfort Inn        Brooklyn            NY     89%   $152.04   $135.47   90%   $164.64   $148.18   84%  $169.16  $142.09    2
------------------------------------------------------------------------------------------------------------------------------------
784  Comfort Inn        Canton              OH     71%   $ 60.18   $ 42.79   73%   $ 60.62   $ 44.25   73%  $ 62.16  $ 45.38    2
------------------------------------------------------------------------------------------------------------------------------------
783  Comfort Inn        Middleburg Hts.     OH     74%   $ 64.38   $ 47.64   73%   $ 61.05   $ 44.57   74%  $ 64.85  $ 47.99    3
------------------------------------------------------------------------------------------------------------------------------------
766  Comfort Inn        Vienna              VA     69%   $ 85.40   $ 59.01   70%   $ 94.68   $ 66.28   71%  $ 98.06  $ 69.62    2
------------------------------------------------------------------------------------------------------------------------------------
772  Comfort Suites     Haverhill           MA     70%   $ 72.46   $ 50.50   73%   $ 79.69   $ 58.17   69%  $ 84.91  $ 58.59    3
------------------------------------------------------------------------------------------------------------------------------------
763  Comfort Suites     Deerfield Beach     FL     69%   $ 64.99   $ 44.58   68%   $ 61.47   $ 41.80   70%  $ 64.76  $ 45.33    3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
753  Clarion Hotel      Springfield         MO     59%   $ 52.25   $ 30.62   63%   $ 55.03   $ 34.67   63%  $ 55.03  $ 34.67    1
------------------------------------------------------------------------------------------------------------------------------------
751  Clarion Hotel      Roanoke             VA     68%   $ 59.83   $ 40.68   69%   $ 57.70   $ 39.81   70%  $ 61.01  $ 42.71    2
------------------------------------------------------------------------------------------------------------------------------------
785  Clarion Hotel      Mobile              AL     63%    $50.39   $ 31.66   60%    $51.63   $ 30.98   62%   $54.66  $ 33.89    3
------------------------------------------------------------------------------------------------------------------------------------
773  Clarion Hotel      Virginia Beach      VA     67%   $ 79.09   $ 53.07   67%   $ 84.49   $ 56.61   67%  $ 84.49  $ 56.61    1
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                       Stabilized Year
----------------------------------------------------------------------------------------------------------------------
                                                  REVENUES (% of Gross Rev.)           DEPART. EXP. (% of Dept. Inc.)
----------------------------------------------------------------------------------------------------------------------
 #         Name              City        State  Rms  Food  Bev  Tel.  3rd Party Other  Rooms  F&B   Tel.  Other Total
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
851  MainStay Suites  Greenwood Village   CO   96.7%  0.0% 0.0%  2.9%   0.0%    0.4%   23.0%  0.0%  91.4%  0.0% 24.9%
----------------------------------------------------------------------------------------------------------------------
856  MainStay Suites  Louisville          KY   95.8%  0.0% 0.0%  3.7%   0.0%    0.4%   22.2%  0.0%  88.6%  0.0% 24.6%
----------------------------------------------------------------------------------------------------------------------
853  MainStay Suites  Kansas City         MO   94.3%  0.0% 0.0%  3.9%   0.0%    1.8%   23.3%  0.0% 123.3% 65.5% 27.9%
----------------------------------------------------------------------------------------------------------------------
850  MainStay Suites  Plano               TX   97.5%  0.0% 0.0%  2.3%   0.0%    0.1%   19.0%  0.0% 172.6%  0.0% 22.6%
----------------------------------------------------------------------------------------------------------------------
854  MainStay Suites  Warwick             RI   97.4%  0.0% 0.0%  2.4%   0.0%    0.2%   18.2%  0.0% 127.6%  0.0% 20.8%
----------------------------------------------------------------------------------------------------------------------
867  MainStay Suites  Peabody             MA   96.2%  0.0% 0.0%  3.3%   0.0%    0.5%   20.9%  0.0%  68.7%  0.0% 22.1%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
702  Sleep Inn        Greenwood Village   CO   97.3%  0.0% 0.0%  2.5%   0.0%    0.2%   31.7%  0.0% 111.6%  0.0% 33.8%
----------------------------------------------------------------------------------------------------------------------
778  Sleep Inn        Aurora              CO   97.9%  0.0% 0.0%  1.9%   0.0%    0.2%   37.9%  0.0%  97.6%  0.0% 38.9%
----------------------------------------------------------------------------------------------------------------------
710  Sleep Inn        Kansas City         MO   98.4%  0.0% 0.0%  1.6%   0.0%    0.0%   32.5%  0.0% 103.8%  0.0% 33.7%
----------------------------------------------------------------------------------------------------------------------
782  Sleep Inn        Plano               TX   98.0%  0.0% 0.0%  2.0%   0.0%    0.0%   31.8%  0.0% 222.5%  0.0% 35.7%
----------------------------------------------------------------------------------------------------------------------
749  Sleep Inn        Rockville           MD   95.9%  0.0% 0.0%  3.1%   0.0%    1.0%   27.0%  0.0%  70.0%  0.0% 28.1%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
756  Quality Inn      Salt Lake City      UT   97.0%  0.0% 0.0%  2.1%   0.0%    0.9%   25.2%  0.0%  89.7%  0.0% 26.3%
----------------------------------------------------------------------------------------------------------------------
718  Quality Inn      Richmond            VA   97.6%  0.0% 0.0%  2.1%   0.0%    0.4%   28.2%  0.0%  77.7%  0.0% 29.1%
----------------------------------------------------------------------------------------------------------------------
775  Quality Inn      Plymouth            MI   94.4%  2.0% 0.0%  3.1%   0.0%    0.5%   29.7% 30.1%  38.7%  0.0% 29.9%
----------------------------------------------------------------------------------------------------------------------
771  Quality Inn
     & Sts            Hampton             VA   77.0% 15.9% 2.6%  2.0%   0.0%    2.6%   25.9% 77.8%  70.8%  0.0% 35.7%
----------------------------------------------------------------------------------------------------------------------
707  Quality Hotel    Arlington           VA   84.3% 11.4% 0.6%  1.7%   0.0%    2.0%   23.6% 60.1%  63.3%  0.0% 28.2%
----------------------------------------------------------------------------------------------------------------------
728  Quality Hotel    Los Angeles         CA   80.0% 12.1% 1.6%  1.7%   0.0%    4.6%   31.4% 74.6% 150.1%  0.0% 37.9%
----------------------------------------------------------------------------------------------------------------------
776  Quality Suites   Rockville           MD   79.6% 15.2% 1.5%  2.0%   0.0%    1.7%   28.0% 54.9%  62.0%  0.0% 32.7%
----------------------------------------------------------------------------------------------------------------------
763  Quality Suites   Deerfield Beach     FL   88.5%  6.3% 1.3%  2.1%   0.0%    1.9%   27.0% 89.1%  98.5%  0.0% 32.7%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
758  Comfort Inn      Albuquerque         NM   97.7%  0.0% 0.0%  1.9%   0.0%    0.4%   29.8%  0.0%  71.5%  0.0% 30.5%
----------------------------------------------------------------------------------------------------------------------
715  Comfort Inn      Hummelstown         PA   96.2%  1.0% 0.0%  1.0%   0.0%    1.8%   25.1% 44.1% 100.7%  0.0% 25.3%
----------------------------------------------------------------------------------------------------------------------
736  Comfort Inn      Miami Beach         FL   89.6%  0.0% 0.0%  2.4%   0.0%    7.9%   26.9%  0.0%  55.0%  0.0% 25.5%
----------------------------------------------------------------------------------------------------------------------
721  Comfort Inn      Deerfield Beach     FL   91.7%  0.0% 0.0%  2.3%   0.0%    6.0%   33.3%  0.0%  75.0%  0.0% 32.2%
----------------------------------------------------------------------------------------------------------------------
757  Comfort Inn      Danvers             MA   95.6%  0.0% 0.0%  1.6%   0.0%    2.8%   26.2%  0.0%  67.2%  0.0% 26.1%
----------------------------------------------------------------------------------------------------------------------
729  Comfort Inn      Portland            ME   98.1%  0.0% 0.0%  1.5%   0.0%    0.3%   28.4%  0.0%  82.7%  0.0% 29.1%
----------------------------------------------------------------------------------------------------------------------
787  Comfort Inn      St. Louis           MO   87.2%  8.4% 1.4%  2.4%   0.0%    0.7%   32.5% 97.5%  72.5%  0.0% 39.6%
----------------------------------------------------------------------------------------------------------------------
755  Comfort Inn      Brooklyn            NY   96.7%  0.0% 0.0%  1.6%   0.0%    1.7%   22.6%  0.0%  47.9%  0.0% 22.6%
----------------------------------------------------------------------------------------------------------------------
784  Comfort Inn      Canton              OH   94.1%  3.0% 0.0%  2.7%   0.0%    0.3%   29.3% 23.6%  75.6%  0.0% 30.6%
----------------------------------------------------------------------------------------------------------------------
783  Comfort Inn      Middleburg Hts.     OH   93.8%  4.2% 0.0%  1.7%   0.0%    0.3%   30.9% 37.7%  80.8%  0.0% 32.0%
----------------------------------------------------------------------------------------------------------------------
766  Comfort Inn      Vienna              VA   94.9%  0.3% 0.0%  1.8%   0.0%    3.0%   24.3%  0.0%  64.4%  0.0% 24.3%
----------------------------------------------------------------------------------------------------------------------
772  Comfort Suites   Haverhill           MA   96.0%  0.5% 0.0%  3.3%   0.0%    0.2%   25.4% 62.4%  37.8%  0.0% 25.9%
----------------------------------------------------------------------------------------------------------------------
763  Comfort Suites   Deerfield Beach     FL   95.7%  0.0% 0.0%  2.7%   0.0%    1.6%   32.0%  0.0%  98.5%  0.0% 33.3%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
753  Clarion Hotel    Springfield         MO   61.0% 26.9% 9.5%  1.8%   0.0%    0.7%   31.1% 73.6%  91.9%  0.0% 47.5%
----------------------------------------------------------------------------------------------------------------------
751  Clarion Hotel    Roanoke             VA   64.8% 30.8% 2.0%  1.8%   0.0%    0.6%   30.2% 76.5%  57.5%  0.0% 45.7%
----------------------------------------------------------------------------------------------------------------------
785  Clarion Hotel    Mobile              AL   71.9% 21.7% 2.7%  1.7%   0.0%    2.0%   29.8% 75.2%  72.6%  0.0% 41.0%
----------------------------------------------------------------------------------------------------------------------
773  Clarion Hotel    Virginia Beach      VA   74.1% 20.7% 2.6%  1.4%   0.0%    1.1%   23.7% 62.0%  89.1%  0.0% 33.3%
----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            Stab.Yr.

------------------------------------------------------------------------------------------------------------------------------------

                                                            Operating Expenses                    Fixed Expenses
                                                          (% of Total Revenues)                (% of Total Revenues)          NOI as

------------------------------------------------------------------------------------------------------------------------------------

                                                                           Ops/                                   Gnd         % of
 #         Name              City        State A&G   Mgmt  Mkt'g FranFee   Maint Energy Total Taxes  Insur. Res.  Rent Total  Rev.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

851  MainStay Suites  Greenwood Village   CO   8.2%  3.0%  6.0%     6.8%   5.0%   3.3%  32.3%  4.9%   0.5%  4.0%  0.0%  9.4%  33.4%

------------------------------------------------------------------------------------------------------------------------------------

856  MainStay Suites  Louisville          KY   8.6%  3.0%  4.9%     6.7%   4.5%   3.8%  31.5%  2.5%   0.5%  4.0%  0.0%  7.0%  36.9%

------------------------------------------------------------------------------------------------------------------------------------

853  MainStay Suites  Kansas City         MO   8.0%  3.0%  6.6%     6.6%   4.5%   5.8%  34.5%  8.3%   0.6%  4.0%  0.0% 12.9%  24.7%

------------------------------------------------------------------------------------------------------------------------------------

850  MainStay Suites  Plano               TX   9.3%  3.0%  4.5%     6.8%   4.0%   4.8%  32.4%  6.4%   0.5%  4.0%  0.0% 10.9%  34.1%

------------------------------------------------------------------------------------------------------------------------------------

854  MainStay Suites  Warwick             RI   8.0%  3.0%  3.5%     6.8%   3.3%   3.5%  28.1%  6.3%   0.4%  4.0%  0.0% 10.7%  40.4%

------------------------------------------------------------------------------------------------------------------------------------

867  MainStay Suites  Peabody             MA   9.5%  3.0%  3.0%     6.7%   3.0%   5.0%  30.2%  7.4%   0.6%  4.0%  0.0% 12.0%  35.4%

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

702  Sleep Inn        Greenwood Village   CO   8.8%  3.0%  4.7%     5.2%   4.6%   3.7%  30.0%  7.3%   0.7%  4.0%  0.0% 12.0%  24.2%

------------------------------------------------------------------------------------------------------------------------------------

778  Sleep Inn        Aurora              CO   9.8%  3.0%  6.1%     5.2%   5.3%   2.7%  32.1%  7.7%   0.6%  4.0%  0.0% 12.3%  16.7%

------------------------------------------------------------------------------------------------------------------------------------

710  Sleep Inn        Kansas City         MO   8.2%  3.0%  4.9%     5.2%   5.1%   4.2%  30.6%  5.8%   0.6%  4.0%  0.0% 10.4%  25.3%

------------------------------------------------------------------------------------------------------------------------------------

782  Sleep Inn        Plano               TX   8.8%  3.0%  4.9%     5.2%   5.7%   3.9%  31.5%  6.6%   0.7%  4.0%  0.0% 11.3%  21.5%

------------------------------------------------------------------------------------------------------------------------------------

749  Sleep Inn        Rockville           MD   8.0%  3.0%  4.3%     5.1%   3.8%   3.6%  27.8%  3.1%   0.5%  4.0%  0.0%  7.6%  36.5%

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

756  Quality Inn      Salt Lake City      UT  12.7%  3.0%  8.0%     3.7%   7.0%   4.2%  38.6%  2.8%   0.8%  4.0%  0.0%  7.6%  27.5%

------------------------------------------------------------------------------------------------------------------------------------

718  Quality Inn      Richmond            VA  11.4%  3.0%  4.3%     5.2%   6.1%   4.2%  34.2%  1.9%   0.6%  5.0%  0.0%  7.5%  29.2%

------------------------------------------------------------------------------------------------------------------------------------

775  Quality Inn      Plymouth            MI   8.2%  3.0%  4.7%     4.1%   5.5%   3.7%  29.2%  5.2%   0.5%  4.0%  0.0%  9.7%  31.2%

------------------------------------------------------------------------------------------------------------------------------------

771  Quality Inn
     & Sts            Hampton             VA  11.5%  3.0%  8.4%     4.1%   4.8%   5.4%  37.2%  2.1%   0.5%  4.0%  0.0%  6.6%  20.5%

------------------------------------------------------------------------------------------------------------------------------------

707  Quality Hotel    Arlington           VA   8.2%  3.0%  4.0%     3.6%   4.8%   3.1%  26.7%  2.9%   0.3%  4.0%  0.0%  7.2%  37.9%

------------------------------------------------------------------------------------------------------------------------------------

728  Quality Hotel    Los Angeles         CA   9.8%  3.0%  4.1%     3.0%   7.8%   4.7%  32.4%  2.1%   0.5%  5.0%  0.0%  7.6%  21.9%

------------------------------------------------------------------------------------------------------------------------------------

776  Quality Suites   Rockville           MD   8.6%  3.0%  4.0%     4.2%   4.0%   4.5%  28.3%  3.4%   0.3%  4.0%  0.0%  7.7%  31.3%

------------------------------------------------------------------------------------------------------------------------------------

763  Quality Suites   Deerfield Beach     FL   9.9%  3.0%  3.6%     4.7%   8.0%   4.4%  33.6%  5.7%   0.6%  4.0%  0.0% 10.3%  23.4%

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

758  Comfort Inn      Albuquerque         NM   7.7%  3.0%  3.0%     6.2%   4.7%   4.0%  28.6%  2.4%   0.7%  4.0%  0.0%  7.1%  33.8%

------------------------------------------------------------------------------------------------------------------------------------

715  Comfort Inn      Hummelstown         PA   7.2%  3.0%  3.5%     6.1%   3.6%   4.4%  27.8%  3.4%   0.4%  4.0%  0.0%  7.8%  38.8%

------------------------------------------------------------------------------------------------------------------------------------

736  Comfort Inn      Miami Beach         FL   9.4%  3.0%  4.5%     6.4%   5.6%   3.8%  32.7%  5.6%   0.4%  4.0%  0.0% 10.0%  31.8%

------------------------------------------------------------------------------------------------------------------------------------

721  Comfort Inn      Deerfield Beach     FL   8.5%  3.0%  2.5%     5.8%   5.3%   4.6%  29.7%  6.0%   0.7%  4.0%  0.0% 10.7%  27.4%

------------------------------------------------------------------------------------------------------------------------------------

757  Comfort Inn      Danvers             MA   8.3%  3.0%  3.9%     6.0%   4.3%   5.5%  31.0%  2.1%   0.4%  4.0%  0.0%  6.5%  36.4%

------------------------------------------------------------------------------------------------------------------------------------

729  Comfort Inn      Portland            ME   8.1%  3.0%  3.2%     6.2%   3.6%   4.3%  28.4%  3.2%   0.4%  4.0%  4.9% 12.5%  30.0%

------------------------------------------------------------------------------------------------------------------------------------

787  Comfort Inn      St. Louis           MO  12.2%  3.0%  6.0%     4.6%   7.8%   5.6%  39.2%  5.1%   0.6%  4.0%  0.0%  9.7%  11.5%

------------------------------------------------------------------------------------------------------------------------------------

755  Comfort Inn      Brooklyn            NY   7.3%  3.0%  1.6%     6.1%   3.3%   3.5%  24.8%  4.5%   0.2%  5.0% -2.5%  7.2%  45.4%

------------------------------------------------------------------------------------------------------------------------------------

784  Comfort Inn      Canton              OH   8.8%  3.0%  5.1%     5.0%   6.7%   3.4%  32.0%  2.9%   0.5%  4.0%  0.0%  7.4%  30.0%

------------------------------------------------------------------------------------------------------------------------------------

783  Comfort Inn      Middleburg Hts.     OH   8.9%  3.0%  5.0%     5.0%   4.9%   4.7%  31.5%  4.7%   0.6%  4.0%  0.0%  9.3%  27.2%

------------------------------------------------------------------------------------------------------------------------------------

766  Comfort Inn      Vienna              VA   7.5%  3.0%  2.9%     5.0%   3.8%   2.0%  24.2%  2.5%   0.3%  4.0%  0.0%  6.8%  44.7%

------------------------------------------------------------------------------------------------------------------------------------

772  Comfort Suites   Haverhill           MA   9.7%  3.0%  3.4%     5.5%   4.7%   3.7%  30.0%  3.0%   0.4%  4.0%  0.0%  7.4%  36.7%

------------------------------------------------------------------------------------------------------------------------------------

763  Comfort Suites   Deerfield Beach     FL   9.2%  3.0%  3.7%     6.0%   7.4%   5.7%  35.0%  5.8%   0.5%  4.0%  0.0% 10.3%  21.4%

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

753  Clarion Hotel    Springfield         MO  11.9%  3.0%  6.8%     2.3%   5.3%   4.2%  33.5%  1.7%   0.5%  4.0%  0.0%  6.2%  12.8%

------------------------------------------------------------------------------------------------------------------------------------

751  Clarion Hotel    Roanoke             VA  10.0%  3.0%  7.4%     2.4%   5.1%   4.5%  32.4%  2.5%   0.5%  4.0%  0.0%  7.0%  14.9%

------------------------------------------------------------------------------------------------------------------------------------

785  Clarion Hotel    Mobile              AL   8.2%  3.0%  3.1%     5.6%   7.5%   8.4%  35.8%  1.4%   0.7%  4.0%  0.0%  6.1%  17.1%

------------------------------------------------------------------------------------------------------------------------------------

773  Clarion Hotel    Virginia Beach      VA  10.4%  3.0%  6.8%     3.2%   6.8%   4.6%  34.8%  2.7%   0.7%  4.0%  0.0%  7.4%  24.8%

------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                                INCOME CAPITALIZATION APPROACH
-------------------------------------------------------------------------------------------------------------------
                                                    Growth Rates    Holding  Discount   Term.        Indicated
-------------------------------------------------------------------------------------------------------------------
  #        Name                City           State  ADR     Exp.   Period     Rate    Cap Rate      Mkt. Value
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 851  MainStay Suites   Greenwood Village      CO    3.0%    3.0%     10      13.61%     11.50%     $  4,700,000
-------------------------------------------------------------------------------------------------------------------
 856  MainStay Suites   Louisville             KY    3.0%    3.0%     10      13.50%     11.50%     $  5,100,000
-------------------------------------------------------------------------------------------------------------------
 853  MainStay Suites   Kansas City            MO    3.0%    3.0%     10      13.82%     11.50%     $  2,300,000
-------------------------------------------------------------------------------------------------------------------
 850  MainStay Suites   Plano                  TX    3.0%    3.0%     10      13.60%     11.50%     $  4,900,000
-------------------------------------------------------------------------------------------------------------------
 854  MainStay Suites   Warwick                RI    3.0%    3.0%     10      13.57%     11.50%     $  8,000,000
-------------------------------------------------------------------------------------------------------------------
 867  MainStay Suites   Peabody                MA    3.0%    3.0%     10      13.38%     11.50%     $  7,300,000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 702  Sleep Inn         Greenwood Village      CO    3.0%    3.0%     10      14.80%     12.00%     $  2,400,000
-------------------------------------------------------------------------------------------------------------------
 778  Sleep Inn         Aurora                 CO    3.0%    3.0%     10      13.97%     11.50%     $  2,400,000
-------------------------------------------------------------------------------------------------------------------
 710  Sleep Inn         Kansas City            MO    3.0%    3.0%     10      13.85%     12.00%     $  2,900,000
-------------------------------------------------------------------------------------------------------------------
 782  Sleep Inn         Plano                  TX    3.0%    3.0%     10      14.60%     12.00%     $  1,900,000
-------------------------------------------------------------------------------------------------------------------
 749  Sleep Inn         Rockville              MD    3.0%    3.0%     10      13.47%     11.50%     $  6,800,000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 756  Quality Inn       Salt Lake City         UT    3.0%    3.0%     10      14.51%     12.50%     $  3,300,000
-------------------------------------------------------------------------------------------------------------------
 718  Quality Inn       Richmond               VA    3.0%    3.0%     10      14.09%     11.50%     $  6,900,000
-------------------------------------------------------------------------------------------------------------------
 775  Quality Inn       Plymouth               MI    3.0%    3.0%     10      13.83%     12.00%     $  6,700,000
-------------------------------------------------------------------------------------------------------------------
 771  Quality Inn & Sts.Hampton                VA    3.0%    3.0%     10      13.47%     11.50%     $  7,400,000
-------------------------------------------------------------------------------------------------------------------
 707  Quality Hotel     Arlington              VA    3.0%    3.0%     10      13.48%     11.50%     $ 38,000,000
-------------------------------------------------------------------------------------------------------------------
 728  Quality Hotel     Los Angeles            CA    3.0%    3.0%     10      14.60%     12.00%     $ 10,800,000
-------------------------------------------------------------------------------------------------------------------
 776  Quality Suites    Rockville              MD    3.0%    3.0%     10      13.49%     11.50%     $ 10,100,000
-------------------------------------------------------------------------------------------------------------------
 763  Quality Suites    Deerfield Beach        FL    3.0%    3.0%     10      13.62%     11.50%     $  4,700,000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 758  Comfort Inn       Albuquerque            NM    3.0%    3.0%     10      13.44%     12.00%     $  5,000,000
-------------------------------------------------------------------------------------------------------------------
 715  Comfort Inn       Hummelstown            PA    3.0%    3.0%     10      13.79%     12.00%     $ 10,200,000
-------------------------------------------------------------------------------------------------------------------
 736  Comfort Inn       Miami Beach            FL    3.0%    3.0%     10      13.51%     11.50%     $ 10,400,000
-------------------------------------------------------------------------------------------------------------------
 721  Comfort Inn       Deerfield Beach        FL    3.0%    3.0%     10      13.48%     11.50%     $  3,300,000
-------------------------------------------------------------------------------------------------------------------
 757  Comfort Inn       Danvers                MA    3.0%    3.0%     10      13.47%     11.50%     $ 11,000,000
-------------------------------------------------------------------------------------------------------------------
 729  Comfort Inn       Portland               ME    3.0%    3.0%     10      13.42%     12.00%     $  6,600,000
-------------------------------------------------------------------------------------------------------------------
 787  Comfort Inn       St. Louis              MO    3.0%    3.0%     10      13.57%     11.50%     $  2,700,000
-------------------------------------------------------------------------------------------------------------------
 755  Comfort Inn       Brooklyn               NY    3.0%    3.0%     10      14.16%     12.50%     $ 14,700,000  $
-------------------------------------------------------------------------------------------------------------------
 784  Comfort Inn       Canton                 OH    3.0%    3.0%     10      13.48%     11.50%     $  5,800,000
-------------------------------------------------------------------------------------------------------------------
 783  Comfort Inn       Middleburg Hts.        OH    3.0%    3.0%     10      13.50%     11.50%     $  5,800,000
-------------------------------------------------------------------------------------------------------------------
 766  Comfort Inn       Vienna                 VA    3.0%    3.0%     10      13.50%     11.50%     $ 26,400,000
-------------------------------------------------------------------------------------------------------------------
 772  Comfort Suites    Haverhill              MA    3.0%    3.0%     10      13.40%     11.50%     $  9,300,000
-------------------------------------------------------------------------------------------------------------------
 763  Comfort Suites    Deerfield Beach        FL    3.0%    3.0%     10      13.70%     11.50%     $  3,100,000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 753  Clarion Hotel     Springfield            MO    3.0%    3.0%     10      13.49%     11.50%     $  4,700,000
-------------------------------------------------------------------------------------------------------------------
 751  Clarion Hotel     Roanoke                VA    3.0%    3.0%     10      13.15%     11.00%     $  4,900,000
-------------------------------------------------------------------------------------------------------------------
 785  Clarion Hotel     Mobile                 AL    3.0%    3.0%     10      13.93%     12.00%     $  6,000,000
-------------------------------------------------------------------------------------------------------------------
 773  Clarion Hotel     Virginia Beach         VA    3.0%    3.0%     10       13.5%      11.5%     $  9,600,000
-------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                               SALES COMPARISON APPROACH
-----------------------------------------------------------------------------------------------------------------------
                                                     Price/Rm (Unadj)             Indicated                Value
-----------------------------------------------------------------------------------------------------------------------
  #        Name                City           State   Low         High            Mkt. Value              per Room
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 851  MainStay Suites   Greenwood Village      CO   $ 41,333    $ 63,380       $4.1MM - $6.3MM        $41,000-$63,000
-----------------------------------------------------------------------------------------------------------------------
 856  MainStay Suites   Louisville             KY   $ 26,000    $ 71,000      $2.6 MM - $7.1 MM        26000 - 71000
-----------------------------------------------------------------------------------------------------------------------
 853  MainStay Suites   Kansas City            MO   $ 21,000    $ 47,000      $2.0 MM - $4.0 MM        21000 - 47000
-----------------------------------------------------------------------------------------------------------------------
 850  MainStay Suites   Plano                  TX   $ 46,000    $ 58,000       $4.4MM - $5.6MM         46000 - 58000
-----------------------------------------------------------------------------------------------------------------------
 854  MainStay Suites   Warwick                RI   $ 63,000    $ 99,000      $5.9 MM - $9.3 MM        63000 - 99000
-----------------------------------------------------------------------------------------------------------------------
 867  MainStay Suites   Peabody                MA   $ 57,000    $102,000      $5.4 MM - $9.6 MM        57000 - 102000
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 702  Sleep Inn         Greenwood Village      CO   $ 17,000    $ 26,000      $2.0 MM - $3.1 MM        17000 - 26000
-----------------------------------------------------------------------------------------------------------------------
 778  Sleep Inn         Aurora                 CO   $ 17,000    $ 26,000      $2.0 MM - $3.1 MM        17000 - 26000
-----------------------------------------------------------------------------------------------------------------------
 710  Sleep Inn         Kansas City            MO   $ 21,000    $ 47,000      $2.2 MM - $5.0 MM        21000 - 47000
-----------------------------------------------------------------------------------------------------------------------
 782  Sleep Inn         Plano                  TX   $ 15,000    $ 25,000       $1.6MM - $2.6MM         15000 - 25000
-----------------------------------------------------------------------------------------------------------------------
 749  Sleep Inn         Rockville              MD   $ 61,000    $ 66,000      $6.6 MM - $7.0 MM        61000 - 66000
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 756  Quality Inn       Salt Lake City         UT   $ 23,000    $ 28,000      $3.0 MM - $3.7 MM        23000 - 28000
-----------------------------------------------------------------------------------------------------------------------
 718  Quality Inn       Richmond               VA   $ 30,000    $ 47,000      $5.8 MM - $9.1 MM        30000 - 47000
-----------------------------------------------------------------------------------------------------------------------
 775  Quality Inn       Plymouth               MI   $ 45,000    $ 91,000      $5.5 MM - $11.2 MM       45000 - 91000
-----------------------------------------------------------------------------------------------------------------------
 771  Quality Inn & Sts.Hampton                VA   $ 33,000    $ 54,000      $6.3 MM - $10.2 MM       33000 - 54000
-----------------------------------------------------------------------------------------------------------------------
 707  Quality Hotel     Arlington              VA   $ 94,000    $121,000     $36.8 MM - $47.5 MM       94000 - 121000
-----------------------------------------------------------------------------------------------------------------------
 728  Quality Hotel     Los Angeles            CA   $ 32,000    $111,000      $8.9 MM - $30.8 MM       32000 - 111000
-----------------------------------------------------------------------------------------------------------------------
 776  Quality Suites    Rockville              MD   $ 61,000    $ 94,000      $7.6 MM - $11.7 MM       61000 - 94000
-----------------------------------------------------------------------------------------------------------------------
 763  Quality Suites    Deerfield Beach        FL   $ 42,000    $ 57,000      $4.5 MM - $6.1 MM        42000 - 57000
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 758  Comfort Inn       Albuquerque            NM   $ 26,000    $ 50,000      $3.1 MM - $5.9 MM        26000 - 50000
-----------------------------------------------------------------------------------------------------------------------
 715  Comfort Inn       Hummelstown            PA   $ 57,000    $ 99,000      $7.1 MM - $12.4 MM       57000 - 99000
-----------------------------------------------------------------------------------------------------------------------
 736  Comfort Inn       Miami Beach            FL   $ 55,000    $ 80,000      $8.4 MM - $12.2 MM       55000 - 80000
-----------------------------------------------------------------------------------------------------------------------
 721  Comfort Inn       Deerfield Beach        FL   $ 42,000    $ 68,000      $2.9 MM - $4.7 MM        42000 - 68000
-----------------------------------------------------------------------------------------------------------------------
 757  Comfort Inn       Danvers                MA   $ 57,000    $102,000      $8.0 MM - $14.3 MM       57000 - 102000
-----------------------------------------------------------------------------------------------------------------------
 729  Comfort Inn       Portland               ME   $ 49,000    $ 80,000      $6.2 MM - $10.3 MM       49000 - 80000
-----------------------------------------------------------------------------------------------------------------------
 787  Comfort Inn       St. Louis              MO   $ 11,000    $ 25,000      $1.9 MM - $4.2 MM        11000 - 25000
-----------------------------------------------------------------------------------------------------------------------
 755  Comfort Inn       Brooklyn               NY   $151,000    $228,000     $10.6 MM - $16.0 MM      151000 - 228000
-----------------------------------------------------------------------------------------------------------------------
 784  Comfort Inn       Canton                 OH   $ 40,000    $ 49,000      $5.0 MM - $6.1 MM        40000 - 49000
-----------------------------------------------------------------------------------------------------------------------
 783  Comfort Inn       Middleburg Hts.        OH   $ 40,000    $ 49,000      $5.4 MM - $6.7 MM        40000 - 49000
-----------------------------------------------------------------------------------------------------------------------
 766  Comfort Inn       Vienna                 VA   $ 94,000    $121,000     $23.5 MM - $30.3 MM       94000 - 121000
-----------------------------------------------------------------------------------------------------------------------
 772  Comfort Suites    Haverhill              MA   $ 57,000    $102,000      $7.5 MM - $13.4 MM       57000 - 102000
-----------------------------------------------------------------------------------------------------------------------
 763  Comfort Suites    Deerfield Beach        FL   $ 25,000    $ 38,000      $2.5 MM - $3.8 MM        25000 - 38000
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 753  Clarion Hotel     Springfield            MO   $ 16,000    $ 30,000      $3.1 MM - $5.9 MM        16000 - 30000
-----------------------------------------------------------------------------------------------------------------------
 751  Clarion Hotel     Roanoke                VA   $ 24,000    $ 54,000      $3.7 MM - $8.3 MM        24000 - 54000
-----------------------------------------------------------------------------------------------------------------------
 785  Clarion Hotel     Mobile                 AL   $ 19,000    $ 46,000       $4.8MM - $11.5MM        19000 - 46000
-----------------------------------------------------------------------------------------------------------------------
 773  Clarion Hotel     Virginia Beach         VA   $ 57,000    $ 72,000      $8.5 MM - $10.7 MM       57000 - 72000
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                CONCLUSIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                     Market      Value       Date of    Overall   Stab Go-     FFE       Stabilized
------------------------------------------------------------------------------------------------------------------------------------
 #         Name                City        State     Value      per room      Value      Rate     in Rate   Allocation      Value
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
851  MainStay Suites    Greenwood Village   CO     $4,700,000    $47,000    10/1/2000     5.3%     11.2%     $900,000     $5,100,000
------------------------------------------------------------------------------------------------------------------------------------
856  MainStay Suites    Louisville          KY     $5,100,000    $51,000    10/1/2000    11.4%     11.0%     $900,000     $5,500,000
------------------------------------------------------------------------------------------------------------------------------------
853  MainStay Suites    Kansas City         MO     $2,300,000    $26,136    10/1/2000     5.3%     11.2%     $801,000     $2,600,000
------------------------------------------------------------------------------------------------------------------------------------
850  MainStay Suites    Plano               TX     $4,900,000    $51,042    10/1/2000    10.1%     11.2%     $672,000     $5,300,000
------------------------------------------------------------------------------------------------------------------------------------
854  MainStay Suites    Warwick             RI     $8,000,000    $85,106    10/1/2000    14.1%     11.2%     $376,000     $8,600,000
------------------------------------------------------------------------------------------------------------------------------------
867  MainStay Suites    Peabody             MA     $7,300,000    $77,660    10/1/2000    14.4%     10.8%     $760,000     $7,900,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
702  Sleep Inn          Greenwood Village   CO     $2,400,000    $20,168    10/1/2000     6.6%     12.7%     $857,000     $2,800,000
------------------------------------------------------------------------------------------------------------------------------------
778  Sleep Inn          Aurora              CO     $2,400,000    $20,168    10/1/2000     6.1%     11.1%     $666,000     $2,400,000
------------------------------------------------------------------------------------------------------------------------------------
710  Sleep Inn          Kansas City         MO     $2,900,000    $27,103    10/1/2000     7.3%     11.4%     $600,000     $3,000,000
------------------------------------------------------------------------------------------------------------------------------------
782  Sleep Inn          Plano               TX     $1,900,000    $18,269    10/1/2000       NA     12.2%     $332,880     $2,000,000
------------------------------------------------------------------------------------------------------------------------------------
749  Sleep Inn          Rockville           MD     $6,800,000    $63,551    10/1/2000       NA     11.0%     $618,000     $6,800,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
756  Quality Inn        Salt Lake City      UT     $3,300,000    $25,191    10/1/2000       NA     11.1%     $314,000     $3,500,000
------------------------------------------------------------------------------------------------------------------------------------
718  Quality Inn        Richmond            VA     $6,900,000    $35,751    10/1/2000    10.5%     11.4%   $1,080,800     $7,100,000
------------------------------------------------------------------------------------------------------------------------------------
775  Quality Inn        Plymouth            MI     $6,700,000    $54,472    10/1/2000    11.3%     11.4%     $554,000     $6,900,000
------------------------------------------------------------------------------------------------------------------------------------
771  Quality Inn & Sts  Hampton             VA     $7,400,000    $39,153    10/1/2000    12.5%     11.0%     $800,000     $7,400,000
------------------------------------------------------------------------------------------------------------------------------------
707  Quality Hotel      Arlington           VA    $38,000,000    $96,939    10/1/2000    10.6%     11.0%   $3,000,000    $39,100,000
------------------------------------------------------------------------------------------------------------------------------------
728  Quality Hotel      Los Angeles         CA    $10,800,000    $38,849    10/1/2000    11.4%     11.4%     $580,000    $11,400,000
------------------------------------------------------------------------------------------------------------------------------------
776  Quality Suites     Rockville           MD    $10,100,000    $81,452    10/1/2000       NA     10.1%   $1,388,800    $10,400,000
------------------------------------------------------------------------------------------------------------------------------------
763  Quality Suites     Deerfield Beach     FL     $4,700,000    $43,925    10/1/2000     9.9%     11.1%     $770,000     $5,000,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
758  Comfort Inn        Albuquerque         NM     $5,000,000    $42,373    10/1/2000    11.7%     11.1%     $472,000     $5,300,000
------------------------------------------------------------------------------------------------------------------------------------
715  Comfort Inn        Hummelstown         PA    $10,200,000    $81,600    10/1/2000    11.3%     13.3%     $200,000    $10,700,000
------------------------------------------------------------------------------------------------------------------------------------
736  Comfort Inn        Miami Beach         FL    $10,400,000    $67,974    10/1/2000     9.1%     11.0%   $1,135,000    $10,800,000
------------------------------------------------------------------------------------------------------------------------------------
721  Comfort Inn        Deerfield Beach     FL     $3,000,000   $47,826    10/1/2000     8.2%     11.0%     $512,000     $3,300,000
------------------------------------------------------------------------------------------------------------------------------------
757  Comfort Inn        Danvers             MA    $11,000,000    $78,571    10/1/2000     9.9%     11.0%     $560,000    $12,000,000
------------------------------------------------------------------------------------------------------------------------------------
729  Comfort Inn        Portland            ME     $6,600,000    $51,969    10/1/2000    12.4%     11.7%     $406,000     $7,100,000
------------------------------------------------------------------------------------------------------------------------------------
787  Comfort Inn        St. Louis           MO     $2,700,000    $15,976    10/1/2000     4.2%     11.2%     $541,000     $2,800,000
------------------------------------------------------------------------------------------------------------------------------------
755  Comfort Inn        Brooklyn            NY    $14,000,000   $200,000    10/1/2000    12.3%     12.2%     $336,000    $14,900,000
------------------------------------------------------------------------------------------------------------------------------------
784  Comfort Inn        Canton              OH     $5,800,000    $46,774    10/1/2000    12.1%     10.9%     $397,000     $6,000,000
------------------------------------------------------------------------------------------------------------------------------------
783  Comfort Inn        Middleburg Hts.     OH     $5,800,000    $42,647    10/1/2000    11.2%     10.9%     $435,000     $6,100,000
------------------------------------------------------------------------------------------------------------------------------------
766  Comfort Inn        Vienna              VA    $26,400,000   $105,600    10/1/2000     9.9%     11.0%   $1,125,000    $27,200,000
------------------------------------------------------------------------------------------------------------------------------------
772  Comfort Suites     Haverhill           MA     $9,300,000    $70,992    10/1/2000    10.6%     10.8%     $590,000     $9,800,000
------------------------------------------------------------------------------------------------------------------------------------
763  Comfort Suites     Deerfield Beach     FL     $3,100,000    $30,693    10/1/2000    10.9%     11.3%     $485,000     $3,400,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
753  Clarion Hotel      Springfield         MO     $4,700,000    $24,103    10/1/2000     9.9%     10.9%   $1,000,000     $4,700,000
------------------------------------------------------------------------------------------------------------------------------------
751  Clarion Hotel      Roanoke             VA     $4,900,000    $31,818    10/1/2000    10.9%     10.6%   $1,000,000     $5,100,000
------------------------------------------------------------------------------------------------------------------------------------
785  Clarion Hotel      Mobile              AL     $6,000,000    $23,904    10/1/2000    10.3%     11.6%     $652,600     $6,500,000
------------------------------------------------------------------------------------------------------------------------------------
773  Clarion Hotel      Virginia Beach      VA     $9,600,000    $64,430    10/1/2000    10.9%     10.9%     $774,800     $9,600,000
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                CONCLUSIONS
-----------------------------------------------------------------------------------------
                                                      Date of      Insurable   Appraisal
-----------------------------------------------------------------------------------------
 #         Name                City        State       Value        Value        Firm
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
851  MainStay Suites    Greenwood Village   CO        10/1/2002   $5,500,000     HVS
-----------------------------------------------------------------------------------------
856  MainStay Suites    Louisville          KY        10/1/2002   $5,500,000     HVS
-----------------------------------------------------------------------------------------
853  MainStay Suites    Kansas City         MO        10/1/2002   $4,900,000     HVS
-----------------------------------------------------------------------------------------
850  MainStay Suites    Plano               TX        10/1/2002   $5,300,000     HVS
-----------------------------------------------------------------------------------------
854  MainStay Suites    Warwick             RI        10/1/2002   $5,200,000     HVS
-----------------------------------------------------------------------------------------
867  MainStay Suites    Peabody             MA        10/1/2003   $4,800,000     HVS
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
702  Sleep Inn          Greenwood Village   CO        10/1/2002   $5,200,000     HVS
-----------------------------------------------------------------------------------------
778  Sleep Inn          Aurora              CO        10/1/2001   $5,200,000     HVS
-----------------------------------------------------------------------------------------
710  Sleep Inn          Kansas City         MO        10/1/2001   $4,700,000     HVS
-----------------------------------------------------------------------------------------
782  Sleep Inn          Plano               TX        10/1/2002   $4,600,000     HVS
-----------------------------------------------------------------------------------------
749  Sleep Inn          Rockville           MD        10/1/2000   $4,500,000     HVS
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
756  Quality Inn        Salt Lake City      UT        10/1/2003   $5,800,000     HVS
-----------------------------------------------------------------------------------------
718  Quality Inn        Richmond            VA        10/1/2001   $8,500,000     HVS
-----------------------------------------------------------------------------------------
775  Quality Inn        Plymouth            MI        10/1/2001   $5,400,000     HVS
-----------------------------------------------------------------------------------------
771  Quality Inn & Sts  Hampton             VA        10/1/2000  $13,100,000     HVS
-----------------------------------------------------------------------------------------
707  Quality Hotel      Arlington           VA        10/1/2001  $24,800,000     HVS
-----------------------------------------------------------------------------------------
728  Quality Hotel      Los Angeles         CA        10/1/2001  $15,200,000     HVS
-----------------------------------------------------------------------------------------
776  Quality Suites     Rockville           MD        10/1/2001   $8,700,000     HVS
-----------------------------------------------------------------------------------------
763  Quality Suites     Deerfield Beach     FL        10/1/2002   $6,100,000     HVS
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
758  Comfort Inn        Albuquerque         NM        10/1/2002   $5,200,000     HVS
-----------------------------------------------------------------------------------------
715  Comfort Inn        Hummelstown         PA        10/1/2001   $6,200,000     HVS
-----------------------------------------------------------------------------------------
736  Comfort Inn        Miami Beach         FL        10/1/2001   $8,500,000     HVS
-----------------------------------------------------------------------------------------
721  Comfort Inn        Deerfield Beach     FL        10/1/2000   $3,200,000     HVS
-----------------------------------------------------------------------------------------
757  Comfort Inn        Danvers             MA        10/1/2003   $6,200,000     HVS
-----------------------------------------------------------------------------------------
729  Comfort Inn        Portland            ME        10/1/2002   $5,600,000     HVS
-----------------------------------------------------------------------------------------
787  Comfort Inn        St. Louis           MO        10/1/2001   $7,400,000     HVS
-----------------------------------------------------------------------------------------
755  Comfort Inn        Brooklyn            NY        10/1/2001   $4,900,000     HVS
-----------------------------------------------------------------------------------------
784  Comfort Inn        Canton              OH        10/1/2001   $5,500,000     HVS
-----------------------------------------------------------------------------------------
783  Comfort Inn        Middleburg Hts.     OH        10/1/2002   $6,000,000     HVS
-----------------------------------------------------------------------------------------
766  Comfort Inn        Vienna              VA        10/1/2001  $11,000,000     HVS
-----------------------------------------------------------------------------------------
772  Comfort Suites     Haverhill           MA        10/1/2002   $6,200,000     HVS
-----------------------------------------------------------------------------------------
763  Comfort Suites     Deerfield Beach     FL        10/1/2002   $4,300,000     HVS
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
753  Clarion Hotel      Springfield         MO        10/1/2000  $13,200,000     HVS
-----------------------------------------------------------------------------------------
751  Clarion Hotel      Roanoke             VA        10/1/2001  $10,500,000     HVS
-----------------------------------------------------------------------------------------
785  Clarion Hotel      Mobile              AL        10/1/2002  $17,000,000     HVS
-----------------------------------------------------------------------------------------
773  Clarion Hotel      Virginia Beach      VA        10/1/2000  $10,100,000     HVS
-----------------------------------------------------------------------------------------

                      ASSUMPTIONS AND LIMITING CONDITIONS
                      -----------------------------------


1.     This report is to be used in whole and not in part.

2. No responsibility is assumed for matters of a legal nature, nor do we render any opinion as to title, which is assumed to be marketable and free of any deed restrictions and easements. The property is valued as though free and clear unless otherwise stated.

3. We assume that there are no hidden or unapparent conditions of the sub-soil or structures, such as underground storage tanks, that would render the property more or less valuable. No responsibility is assumed for these conditions or for any engineering that may be required to discover them.

4. We have not considered the presence of potentially hazardous materials such as asbestos, urea formaldehyde foam insulation, PCBs, any form of toxic waste, polychlorinated biphenyls, pesticides, or lead-based paints. The appraisers are not qualified to detect hazardous substances, and we urge the client to retain an expert in this field if desired.

5. The Americans with Disabilities Act (ADA) became effective on January 26, 1992. We have conducted no specific compliance survey to determine whether the subject property is operating in accordance with the various detailed requirements of the ADA. It is possible that the property does not conform to the requirements of the act, and this could have an unfavorable effect on value. Because we have no direct evidence regarding this issue, our estimate of value does not consider possible non-compliance with the ADA.

6. We have made no survey of the property, and we assume no responsibility in connection with such matters. Sketches, photographs, maps, and other exhibits are included to assist the reader in visualizing the property. It is assumed that the use of the land and improvements is within the boundaries of the property described, and that there is no encroachment or trespass unless noted.

7. All information, financial operating statements, estimates, and opinions obtained from parties not employed by Hospitality Valuation Services are assumed to be true and correct. We can assume no liability resulting from misinformation.

8. Unless noted, we assume that there are no encroachments, zoning violations, or building violations encumbering the subject property.

9. The property is assumed to be in full compliance with all applicable federal, state, local, and private codes, laws, consents, licenses, and regulations (including a liquor license where appropriate), and that all licenses, permits, certificates, franchises, and so forth can be freely renewed or transferred to a purchaser.

10. All mortgages, liens, encumbrances, leases, and servitudes have been disregarded unless specified otherwise.

11. None of this material may be reproduced in any form without our written permission, and the report cannot be disseminated to the public through advertising, public relations, news, sales, or other media.

12. We are not required to give testimony or attendance in court by reason of this analysis without previous arrangements, and only when our standard per diem fees and travel costs are paid prior to the appearance.

13. If the reader is making a fiduciary or individual investment decision and has any questions concerning the material presented in this report, it is recommended that the reader contact us.

14. We take no responsibility for any events or circumstances that take place subsequent to either the date of value or the date of our field inspection, whichever occurs first.

15. The quality of a lodging facility's on-site management has a direct effect on a property's economic viability and value. The financial forecasts presented in this analysis assume responsible ownership and competent management. Any departure from this assumption may have a significant impact on the projected operating results and the value estimate.

16. The estimated operating results presented in this report are based on an evaluation of the overall economy, and neither take into account nor make provision for the effect of any sharp rise or decline in local or national economic conditions. To the extent that wages and other operating expenses may advance during the economic life of the property, we expect that the prices of rooms, food, beverages, and services will be adjusted to at least offset those advances. We do not warrant that the estimates will be attained, but they have been prepared on the basis of information obtained during the course of this study and are intended to reflect the expectations of a typical hotel buyer.

17. This analysis assumes continuation of all Internal Revenue Service tax code provisions as stated or interpreted on either the date of value or the date of our field inspection, whichever occurs first.

18. Many of the figures presented in this report were generated using sophisticated computer models that make calculations based on numbers carried out to three or more decimal places. In the interest of simplicity, most numbers have been rounded to the nearest tenth of a percent. Thus, these figures may be subject to small rounding errors.

19. Appraising hotels is both a science and an art. Although this analysis employs various mathematical calculations to provide value indications, the final estimate is subjective and may be influenced by our experience and other factors not specifically set forth in this report.

20. Any distribution of the total value between the land and improvements or between partial ownership interests applies only under the stated use. Moreover, separate allocations between components are not valid if this report is used in conjunction with any other analysis.

21. This study was prepared by Hospitality Valuation Services, a division of H&R Valuation Services, Inc. All opinions, recommendations, and conclusions expressed during the course of this assignment are rendered by the staff of H&R Valuation Services, Inc. as employees, rather than as individuals.